NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT AS PROVIDED HEREIN. THE HOLDER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.

                               ---------------

                                                               Warrant No. 1

                                   WARRANT

                                      to

                      PURCHASE SHARES OF COMMON STOCK

                                      of

                              2-INFINITY.COM, INC.

                               ---------------

         This Warrant dated as of April 24, 2000 (this "Warrant") certifies that, for good and valuable consideration, 2-INFINITY.COM, INC., a Colorado corporation (the "Company"), grants to Billy Sonnier (the "Warrantholder"), subject to the terms and conditions set forth herein, the right to subscribe for and purchase from the Company 12,500 shares (the "Warrant Shares") of the Company's common stock, no par value ("Common Stock"). This Warrant shall be exercisable during the period from and after 9:00 a.m. Houston, Texas time on the date hereof (the "Initial Exercise Date") and to and including 5:00 p.m. Houston, Texas time on the date that is one year after the date hereof (the "Expiration Date") at a purchase price per share equal to $0.80 per share (the "Exercise Price").

         1. DURATION AND EXERCISE OF WARRANT; LIMITATION EXERCISE PAYMENT OF TAXES.

              1.1  DURATION AND EXERCISE OF WARRANT.

                   (a) The rights represented by this Warrant may be exercised, by the Warrantholder of record, in whole, or from time to time in part (but covering at least the lesser of 1,000 shares or the Exercise Form annexed hereto (the "Exercise
              Form") duly executed by the Warrantholder of record and specifying the number of Warrant Shares to be purchased, to the Company at the office of the Company located at 4828 Loop Central Drive, Suite 150, Houston Texas 77081 (or such other office or agency of the Company as it may designated by notice to the Warrantholder at the address of such Warrantholder appearing on the books of the Company) during normal business hours on any day (a "Business Day") other than a Saturday, Sunday or a day on which the Company is otherwise closed for business (a "Nonbusiness Day") or or after 9:00 a.m. Houston, Texas time on the Initial Exercise Date but not later than 5:00 p.m. on the Expiration Date (or 5:00 p.m. on the next succeeding Business Day, if the Expiration Date is a Nonbusiness
              Day), delivery of payment to the Company of the Exercise Price for the number of Warrant Shares or cash in lieu thereof specified in the Exercise Form and such documentation as to the identify and authority of the Warrantholder as the Company may reasonably request.

                   (b) Certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within ten business days, after the date the Company receives the fully completed Exercise Form. The stock certificates so delivered shall be in denominations specified by the Warrantholder, and shall be issued in the name of the Warrantholder. Such Warrant Shares shall be deemed by the Company to be issued to the Warrantholder that is the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.

                   (c) If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

                   (d) No adjustments or payments shall be made on or in respect of Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

              1.2 LIMITATION ON EXERCISE. If this Warrant is not exercised prior to 5:00 p.m. on the Expiration date (or the next succeeding Business day, if the Expiration date is a Nonbusiness Day), this Warrant, or any new Warrant issued pursuant to Section 1.1, shall cease to be exercisable and shall become void and all rights of the Warrantholder hereunder shall cease. This Warrant shall not exercisable and no Warrant Shares shall be issued hereunder, prior to 9:00 a.m. Houston, Texas time on the Initial Exercise Date.

              1.3 PAYMENT OF TAXES. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto.

              1.4  TRANSFER: RESTRICTION ON TRANSFER.

                   (a) This warrant shall not be transferrable, in whole or in part, without the consent of the Company.

                   (b) Neither this Warrant nor any of the Warrant Shares, nor any interest or participation in either, may be in any manner transferred or disposed of, in whole or in part except in compliance with applicable United States federal and state securities laws.

              1.5 DIVISIBILITY OF WARRANT. This Warrant may be divided into warrants representing one Warrant Share or multiples thereof, upon surrender at the principal office of the Company on any Business day, without charge to any Warrantholder.

              1.6 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents, warrants and covenants as follows:

                   (a) EXISTENCE. The Company is a corporation duly organized and validly existing under the laws of the State of Colorado and is authorized to do business and is in good standing as a foreign corporation in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, except where the failure to so qualify, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Company.

                   (b) POWER AND AUTHORITY. The Company has all requisite corporate power and authority, and has taken all corporate action necessary, to execute, deliver and perform this Warrant, to grant, issue and deliver this Warrant and to authorize and reserve for issuance and, upon payment from time to time of the Exercise Price, to issue and deliver the shares of Common

              Stock issuable upon exercise of the Warrant. This Warrant has been duly executed and delivered by the Company.

                   (c) RESERVATION, ISSUANCE AND DELIVERY OF COMMON STOCK. There has been reserved for issuance, and the Company shall at all times keep reserved, out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant, and such shares, when issued upon receipt of payment therefor in accordance with the terms of this Warrant, will be legally and validly issued, fully paid and nonassessable and will be free of any preemptive rights of stockholders.

                   (d) EXECUTION AND DELIVERY. Neither the execution or delivery of this Warrant nor the consummation of the transactions herein contemplated does or will result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of any provision of the Articles of Incorporation or Bylaws of the Company or any statute or any order, rule or regulation or any court or governmental agency or body having jurisdiction over the Company or any of its properties.

                   (e) VALID AND BINDING OBLIGATIONS. This Warrant, when duly executed and delivered, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws of general application affecting creditors' rights and judicial decisions interpreting any of the foregoing.

         2.   RESERVATION.

         All Warrant Shares which are issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment of the Exercise price, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof other than taxes in respect of any transfer occurring contemporaneously with such issue. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

         3.   LOSS OR DESTRUCTION OF WARRANT.

         Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor. The term "Warrant" as used herein includes any Warrants issued in substitution or exchange of this Warrant.

          4. OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (nonwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

         5.   NO IMPAIRMENT.

         The Company shall not by any action, including, without limitation, amending its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Warrantholder against impairment. Without limiting the generality of the foregoing, the Company will (a) not change the par value of any shares of Common Stock receivable upon the exercise of this Warrant to an amount greater than the amount payable therefor upon such exercise, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, (c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, and (d) not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than one share of Common Stock.

         Upon the request of the Warrantholder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to the Warrantholder, the continued validity of this Warrant and the Company's obligations hereunder.

         6.   MISCELLANEOUS.

              6.1 ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant and the Warrant Shares.

              6.2 BINDING EFFECTS; BENEFITS. This Warrant shall inure to the benefit of and shall be binding upon the Company, the Warrantholder and holders of Warrant Shares and their respective heirs and legal representatives. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company, the Warrantholder and holder of Warrant Shares, or their respective heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Warrant or the Warrant Shares.

              6.3 AMENDMENTS AND WAIVERS. This Warrant may not be modified or amended except by an instrument in writing signed by the Company and the Warrantholder. The Company, any Warrantholder or holders of Warrant Shares may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

              6.4 SECTION AND OTHER HEADINGS. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

              6.5    FURTHER ASSURANCES. Each of the Company, the
         Warrantholder and holders of Warrant Shares shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and/or powers of attorney as may be necessary or appropriate as any party hereto may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

              6.6 NOTICES. All demands, requests, notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first class mail, postage prepaid, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

                     (a)   if to the Company, addressed to:

                           2-Infinity.com, Inc.
                           4828 Loop Central Drive, Suite 150
                           Houston, Texas 77081
                           Attn: Ms. Kelly Nispel

                     (b) If to any Warrantholder or holder of Warrant Shares, addressed to the address of such person appearing on the books of the Company.

              Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof or on the third Business Day after the mailing thereof.

              6.7 SEPARABILITY. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable any other term or provision of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

              6.8 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the then-current market price.

              6.9 RIGHTS OF THE HOLDER. No Warrantholder shall, solely by virtue of this Warrant, be entitled to any rights of a stockholder of the Company, either at law or in equity.

              6.10 GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of Texas and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed in Texas.

              6.11 RIGHT TO INFORMATION. The Company will provide the Warrantholder and to all holders of Warrant Shares, on a timely basis, copies of all documents and reports filed with the Securities and Exchange Commission (the "Commission") and publicly available annual and quarterly financial statements, as may be requested in writing by the Warrantholder.

              6.12 MERGER OR CONSOLIDATION OF THE COMPANY. So long as this Warrant remains in effect, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be, (i) shall be the Company or (ii) if not the Company, shall expressly assume, by supplemental agreement executed and delivered to the Warrantholder, the performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company under this Warrant.

              6.13   RULE 144

                     (a) REPORTING REQUIREMENTS. With a view to making available to the Warrantholder the benefits of certain rules of the Commission that may permit the sale of shares of Common Stock to the public without registration, the Company hereby covenants and agrees to use its reasonable business efforts after the Initial Exercise Date to file in a timely manner all reports and other documents required to be filed by it under the Securities Act of 1933, as amended the "Act" and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder necessary to permit sales under Rule 144 under the Act, and the Company will take such further action which does not have material cost to the Company to the extent required from time to time to enable the Warrantholder to sell shares of Common Stock without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the written request of a Warrantholder, the Company will deliver to such Warrantholder a written statement as to whether it has complied with such requirements.

              (b) HOLDING PERIOD. In order to satisfy the holding period requirement of Rule 144, the holder of Warrant Shares is, generally, required to own those Warrant Shares for at least one year prior to their resale. For purposes of Rule 144, the one-year holding period does not begin until the Exercise Price for the Warrant Shares has been paid in full.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

                                                   2-INFINITY.COM, INC.


                                                   By: /s/ Majed M. Jalali
                                                       Majed M. Jalali
                                                       Chief Executive Officer

                                  EXERCISE FORM

                 (To be executed upon exercise of this Warrant)

     The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ______________ of the Warrant Shares, and herewith tenders payment for such Warrant Shares to the order of 2-INFINITY.COM, INC., in the amount of $___________ in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _____________ and that such certificate be delivered to ______________, whose address is ________________.


Date: ____________________________          Signature: ________________________

                                  EXHIBIT C
                    CERTIFICATE OF INDIVIDUAL EQUITY OWNER

                    CERTIFICATE OF INDIVIDUAL EQUITY OWNER

        THE UNDERSIGNED hereby represents, warrants and certifies that the following is true and correct as it relates to the undersigned:

A.      Name:   Billy Sonnier

B.      Age:    27

C.      Social Security
        Number: ###-##-####

D.      Home Address:   8002 Embla
                        Houston, TX 77049

E.      Home Phone:     (713) 875-1000

F.      Office Address: 15 Japhet
                        Houston, TX 77020

G.      Office Phone:   (713) 675-6000

H.      Financial Information:

                I understand that, for purposes of complying with federal and state securities laws, with certain limited exceptions, subscriptions for shares of common stock in 2-Infinity.Com, Inc. (the "Company") are limited to persons who are "accredited investors:" persons whose individual net worth (or joint net worth with spouse) exceeds $1,000,000 or who had individual income in excess of $200,000 in each of the preceding 2 years (or joint income with spouse in excess of $300,000 in each of the preceding 2 years) and anticipates reaching the same income level in the current year. "Accredited investor" includes any entity in which all of the owners are accredited investors.

        I hereby represent that:   /X/ I am an "accredited investor."

                                   / / I am not an "accredited investor."

I.      Check whichever of the following are true:

        / / I have a relationship with the Company or its principals, executive officers, or directors evincing trust, such as close business association, close friendship, or close family ties.

        /X/  I have a general knowledge of finance, securities, and investments.

        /X/ I have skill and experience in investments based on my actual participation in investments.

        /X/  I can easily afford to lose my entire investment.

        IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he has executed this Certificate this 28th day of April, 2000.

                                        /s/ BILLY SONNIER
                                        ----------------------------------
                                        Signature

                                        Billy Sonnier
                                        ----------------------------------